UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2021
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AGNC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 12th Floor
Bethesda, Maryland 20814
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	AGNC	The Nasdaq Global Select Market
Depositary shares of 7.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCN	The Nasdaq Global Select Market
Depositary shares of 6.875% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCM	The Nasdaq Global Select Market
Depositary shares of 6.50% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCO	The Nasdaq Global Select Market
Depositary shares of 6.125% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Executive Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.
As part of the previously announced transition, as of July 1, 2021, Peter Federico, previously President and Chief Operating Officer, was appointed President and Chief Executive Officer of AGNC Investment Corp. (the "Company") and Christopher Kuehl, previously Executive Vice President, Agency Portfolio Investments, was appointed Executive Vice President and Chief Investment Officer. In the transition, Gary Kain was appointed Executive Chair of the Board of Directors (the "Board") of the Company, and Prue Larocca, previously the Board’s Chair, was elected as Vice Chair of the Board and will continue as the Company’s Lead Independent Director.

By written consent executed as of July 1, 2021, the Board set the number of directors who constitute the Board to eight and appointed Mr. Federico, 55, to the Board, effective immediately. Mr. Federico was elected to a term that continues until the Company’s 2022 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. In connection with his appointment as Chief Executive Officer, Mr. Federico is now the Company's principal executive officer. Mr. Federico has served as the Company’s President since March 2018, as Chief Operating Officer from March 2018 until July 2021, and as Executive Vice President and Chief Financial Officer from July 2016 until March 2018. Mr. Federico was the Company’s Senior Vice President and Chief Risk Officer from June 2011 until July 2016.

There are no arrangements or understandings between Mr. Federico and any other person pursuant to which he was appointed as a director, nor are there any family relationships between Mr. Federico and any other executive officer or director of the Company. Mr. Federico is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

The Company has entered into its standard form of indemnification agreement with each of Messrs. Federico and Kuehl, substantially in the form filed herewith.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Indemnification Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGNC INVESTMENT CORP.

Dated: July 1, 2021	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack
Senior Vice President, Chief Compliance Officer, General Counsel and Secretary